EXHIBIT 32.1

Certification required by Rule 13a-14(a) or Rule 15d-14(b) and section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

I, Tim Hunt, Chief Executive Officer of HuntMountain Resources, certify that:

1.            This quarterly report on Form 10-QSB of HuntMountain Resources fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in this quarterly report fairly presents, in all material respects, the financial condition and results of operations of HuntMountain Resources.

Date:   August 14, 2007

/s/ Tim Hunt
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Tim Hunt, Chief Executive Officer